UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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DARLING INGREDIENTS INC.

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Your Vote Counts! DARLING INGREDIENTS INC. 2023 Annual Meeting Vote by May 08, 2023 11 :59 PM ET You invested in DARLING INGREDIENTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 09, 2023. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a Virtually at: Vote Virtually at the Meeting* May 09, 2023 10:00 AM CDT www.virtualshareholdermeeting.com/DAR2023 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT DARLING INGREDIENTS INC. 2023 Annual Meeting This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Vote by May 08, 2023 11:59PMET Board Recommends 1 . Election of Directors Nominees: 1 a. Randall C. Stuewe For 1 b. Charles Adair For 1c. Beth Albright For 1 d. Larry A. Barden For 1 e. Celeste A. Clark For 1 f. Linda Goodspeed For 1 g. Enderson Guimaraes For 1 h. Gary W. Mize For 1 i. Michael E. Rescoe For 1 j. Kurt Stoffel For 2. Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023. For 3. Advisory vote to approve executive compensation. For 4. Advisory vote to approve the frequency of future advisory votes on executive compensation. Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof.